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                                                                Exhibit 10(p)(1)

                                AMENDMENT NO. 1
                                      TO
                         MASTER TRANSACTION AGREEMENT
                                    BETWEEN
                              TYCO GROUP S.A.R.L.
                                      AND
                       KAISER GROUP INTERNATIONAL, INC.


     THIS AMENDMENT NO. 1 (the "Amendment No. 1") to the Master Transaction Agreement, dated as of June 9, 2000, (the "Original Agreement") is entered into as of June 26, 2000, by and between TYCO GROUP S.A.R.L., a Luxembourg corporation ("Buyer"), and KAISER GROUP INTERNATIONAL, INC., a Delaware corporation ("Kaiser").

     WHEREAS, in order to facilitate the consummation of the Contemplated Transactions, Buyer and Kaiser wish to amend the Original Agreement in the manner and to the extent set forth below.

     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     Section 1.  Changes to Bidding Procedures.  Article 10 of the Original
     -----------------------------------------
Agreement is hereby amended as follows:

     (a) At the end of Section 10.3(a), the reference to "plus (C) Five Hundred Thousand Dollars ($500,000);" is hereby deleted, and shall be replaced with "plus (C) One Hundred Thousand Dollars ($100,000);".

     (b)  In Section 10.3(b):

          (i) in the first sentence, the reference to "ten (10) calendar days" is hereby deleted, and shall be replaced with "three (3) calendar days"; and

          (ii) in the last sentence, the parenthetical reference "(each successive Competing Bid Agreement shall be in increments of not less than $500,000 in each successive round of bidding)" is hereby deleted, and shall be replaced with "(each successive Competing Bid Agreement shall be in increments of not less than $100,000 in each successive round of bidding)".

     Section 2.   Capitalized Terms.  Except as otherwise defined herein, all
     ------------------------------
capitalized terms used in this Amendment No. 1 shall have the same meaning ascribed to them in the Original Agreement.

     Section 3.  Ratification.  Except as expressly amended by the terms of this
     ------------------------
Amendment No. 1, the Original Agreement is hereby ratified and confirmed and remains in full force and effect.
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   IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment No. 1 to be executed as of the date first above written.


                                  TYCO GROUP S.A.R.L.


                                  By:  /s/ Erik D. Lazar
                                     -------------------------------------
                                     Name:  Erik D. Lazar
                                            ------------------------------
                                     Title: General Manager
                                            ------------------------------


                                  KAISER GROUP INTERNATIONAL, INC.


                                  By:  /s/ Timothy P. O'Connor
                                     -------------------------------------
                                     Name:  Timothy P. O'Connor
                                            ------------------------------
                                     Title: Chief Financial Officer
                                            ------------------------------